Matt Thomson Joins Blend as Head of Revenue
Industry leader joins to accelerate revenue momentum and customer expansion

SAN FRANCISCO, January 6, 2026 – Blend Labs, Inc. (NYSE: BLND) today announced that Matt Thomson has joined the company as Head of Revenue. Matt brings over 25 years of fintech sales leadership, including scaling go-to-market organizations.

As Head of Revenue, Matt Thomson will lead Blend's sales organization and revenue strategy, overseeing efforts to expand the company's presence across financial institutions. He joins Blend following roles at Alkami Technology and ACI Worldwide, where he built sales teams and grew customer bases across community banks, credit unions, and regional institutions.

"Blend has built a powerful platform, strong relationships with key customers, and has good momentum in the market," said Matt Thomson. "Financial institutions are looking for partners who can help them compete digitally while maintaining the relationships that define their brands. That's exactly what Blend delivers, and I'm looking forward to helping more institutions discover what's possible with the right technology partner."

Matt spent over a decade at Alkami Technology, where he led the sales organization from fewer than 10 to more than 300 financial institutions as customers. Earlier in his career, he held leadership roles at P&H Solutions and ACI Worldwide, working with some of the largest U.S. banks on their digital payment platforms.

"Matt has a proven ability to build trust with executives at financial institutions and help them see how technology can transform their business," said Nima Ghamsari, Co-Founder and Head of Blend. "He understands the challenges banks and credit unions face, and he knows how to build the kind of long-term partnerships that drive real results. We're excited to have him leading our revenue strategy."

After helping build the company’s go-to-market motion, Brian Kneafsey, Blend's outgoing Head of Revenue, will move to an advisor role to ensure ongoing continuity.

In the third quarter of 2025, Blend added new customers and expanded several existing client relationships. The company’s pipeline is up approximately 60% year-over-year as of the end of the third quarter of 2025. Earlier in 2025, Blend unveiled Intelligent Origination, an AI-powered system built deeply into Blend’s digital lending platform to redefine how lending operates.

About Blend
Blend Labs Inc., (NYSE: BLND) is a leading origination platform for digital banking solutions. Financial providers— from large banks, fintechs, and credit unions to community and independent mortgage banks—use Blend’s platform to transform banking experiences for their customers. To learn more, visit blend.com.

Forward-Looking Disclaimer
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally relate to future events, future performance or expectations and involve substantial risks and uncertainties. Forward-looking statements in this press release may include, but are not limited to, quotations of management; our expectations regarding our platform, customers, partnerships and growth opportunities, plans for future operations and strategic relationships, as well as assumptions relating to the foregoing. The forward-looking statements contained in this press release are subject to risks and uncertainties that could cause actual outcomes to differ materially from the outcomes predicted. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable

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Contacts
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